                                                                    EXHIBIT 99.6

THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION. If you are uncertain about the U.S. offer or about the action you should take, you are recommended to seek your own personal financial advice immediately from an appropriately authorized independent professional advisor.


If you have sold or otherwise transferred any of your registered holdings of Pechiney Common Shares, please pass a copy of this document and the accompanying prospectus and offer to exchange dated October 24, 2003 (the "Prospectus"), as soon as possible to the purchaser or transferee, or to the stockbroker, bank or other agent through whom the sale or transfer was effected, for delivery to the purchaser or transferee. However, the offer is not being made directly or indirectly in any jurisdiction where prohibited by applicable law and such documents should not be distributed, forwarded or transmitted into or from any jurisdiction where prohibited by applicable law by means whatsoever including without limitation mail, facsimile, transmission, telex or telephone.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               Form of Acceptance
                           for Pechiney Common Shares

                                    for the

                             U.S. OFFER TO EXCHANGE
  All Outstanding Pechiney Common Shares, Pechiney Bonus Allocation Rights and
   Pechiney OCEANEs held by U.S. Holders and all Pechiney American Depositary
                                     Shares

                                      for

                                E24.60 in cash;
                                      and


   the number of Alcan Common Shares equal to 22.9 divided by the "Reference Value," defined as the greater of (a) 27.4 and (b) an average trading price of the Alcan Common Shares to be determined and announced before the open of the fifth French trading day before the expiration of the offers as described in the
  Prospectus, this average being referred to as the "Average Value," provided, however, that this number of Alcan Common Shares shall in no event be less than
                                     0.6001


                                      for

                          each Pechiney Common Share;

                    each 10 Pechiney Bonus Allocation Rights
(each Pechiney Bonus Allocation Right entitling the holder to 0.1 of a Pechiney
                               Common Share); or

          each 2 Pechiney American Depositary Shares, or Pechiney ADSs (each Pechiney ADS representing one-half of one Pechiney Common Share);

                                      and

                                 E83.40 in cash

                                      for

                              each Pechiney OCEANE
  (obligations a option de conversion en actions nouvelles et/ou d'echange en actions existantes),

                                       by

                                   Alcan Inc.

               pursuant to the Prospectus dated October 24, 2003



 THIS U.S. OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 24,
                                     2003,

        UNLESS IT IS EXTENDED OR UNLESS IT LAPSES OR IS WITHDRAWN PRIOR
      TO THAT TIME PURSUANT TO THE CONDITIONS DESCRIBED IN THE PROSPECTUS FOR THE U.S. OFFER. YOU MAY WITHDRAW ANY PECHINEY SECURITIES TENDERED
                      AT ANY TIME PRIOR TO THE EXPIRATION.

THE INSTRUCTIONS ACCOMPANYING THIS FORM OF ACCEPTANCE SHOULD BE READ CAREFULLY BEFORE THIS FORM OF ACCEPTANCE IS COMPLETED.

-------------------------------------------------------------------------------------------------------------------------
                                     DESCRIPTION OF PECHINEY COMMON SHARES TENDERED
-------------------------------------------------------------------------------------------------------------------------
             NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                       PECHINEY COMMON SHARES TENDERED
(PLEASE FILL IN IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S))      (ATTACH ADDITIONAL LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                              NUMBER OF
                                                                                          TOTAL NUMBER OF      PECHINEY
                                                                                          PECHINEY COMMON       COMMON
                                                                           CERTIFICATE   SHARES REPRESENTED     SHARES
                                                                            NUMBER(S)    BY CERTIFICATE(S)   TENDERED(1)
                                                                           ----------------------------------------------

                                                                           ----------------------------------------------

                                                                           ----------------------------------------------

                                                                           ----------------------------------------------

                                                                           ----------------------------------------------

                                                                           Total Shares
-------------------------------------------------------------------------------------------------------------------------
(1) Unless otherwise indicated, it will be assumed that all Pechiney Common Shares described above are being tendered.
-------------------------------------------------------------------------------------------------------------------------

PLEASE READ THE ENTIRE FORM OF ACCEPTANCE CAREFULLY BEFORE CHECKING ANY BOX

ACCEPTANCE OF THE OFFER IN RESPECT OF PECHINEY BONUS ALLOCATION RIGHTS, PECHINEY OCEANES OR PECHINEY ADSS CANNOT BE MADE BY MEANS OF THIS FORM OF ACCEPTANCE.

Your bank or broker can assist you in completing this form. The instructions included with this form of acceptance must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this form of acceptance may be directed to D.F. King & Co., Inc., the Information Agent, at the address and telephone numbers indicated below.

Delivery of this form of acceptance and any other required documents to the French financial intermediary or U.S. custodian (each a "Financial Intermediary") by holders of Pechiney Common Shares will be deemed an acceptance of the offer by such holder with respect to such Pechiney Common Shares subject to the terms and conditions set out in the Prospectus and this form of acceptance.

If you hold Pechiney Common Shares in pure registered (nominatif pur) form, you cannot tender them unless you first request that they be converted to administered registered (nominatif administre) form. If you wish to tender such securities, you must first make the necessary arrangements for such conversion with the Financial Intermediary.

Pechiney Common Shares, Pechiney Bonus Allocation Rights and Pechiney OCEANEs held of record by persons who are non-U.S. holders and are not residents of Canada cannot be tendered pursuant to the U.S. offer and can only be tendered pursuant to the concurrent French offer. Information on the French offer may be obtained from the Information Agent.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:


The undersigned hereby tenders to Alcan Inc., a Canadian corporation ("Alcan"), the above-described Common Shares (the "Pechiney Common Shares") of Pechiney, a French societe anonyme ("Pechiney"), pursuant to the prospectus, dated October 24, 2003 (the "Prospectus"). For each Pechiney Common Share, the undersigned shall receive E24.60 in cash and the number of Alcan Common Shares equal to 22.9 divided by the "Reference Value," which is defined as the greater of (a) 27.4 and (b) an average trading price of Alcan Common Shares to be determined and announced before the open of the fifth French trading day before the expiration of the offers, this average being referred to as the "Average Value," provided, however, that this number of Alcan Common Shares shall in no event be less than 0.6001, upon the terms and subject to the conditions set forth in the Prospectus, receipt of which is hereby acknowledged, and in this form of acceptance (which, together with the Prospectus and any amendments or supplements hereto or thereto, constitute the "U.S. offer" for Pechiney Common Shares). If, following the conclusion of the offers, the number of Pechiney securities tendered into the offers represents more than 95% of Pechiney's capital and voting rights, Alcan will provide the undersigned an additional consideration of E1 in cash for each Pechiney Common Share tendered. The undersigned understands that Alcan reserves the right to transfer or assign, from time to time, in whole or in part, to one or more of its affiliates, the right to exchange the Pechiney Common Shares tendered herewith. The undersigned further understands that Alcan reserves the option of substituting an equivalent amount of cash in place of all or a portion of the Alcan Common Shares to be issued in the offers, valued at the Average Value, and that Alcan will determine the portion, if any, of the Alcan Common Shares to be substituted with cash, and will announce by press release the portion of consideration to be paid in cash, before the open of the fifth French trading day before the expiration of the offers.


On the terms and subject to the conditions of the U.S. offer (including, if the U.S. offer is extended or amended, the terms and conditions of such extension or amendment), and subject to, and effective upon, acceptance for exchange of, and exchange for, the Pechiney Common Shares tendered herewith in accordance with the terms of the U.S. offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Alcan, all right, title and interest in and to all of the Pechiney Common Shares being tendered hereby and any and all cash dividends, distributions, rights or other securities issued or issuable in respect of such Pechiney Common Shares on or after the settlement date of the U.S. offer (collectively, "distributions"), and appoints Alcan the true and lawful agent and attorney-in-fact of the undersigned with respect to such Pechiney Common Shares (and any distributions) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of such holder's rights with respect to such Pechiney Common Shares (and any distributions) (a) to transfer ownership of such Pechiney Common Shares (and any distributions) on the account books maintained by Euroclear, together in either such case with all accompanying evidences of transfer and authenticity, to or upon the order of Alcan, (b) to present such Pechiney Common Shares (and any distributions) for transfer on the books of Pechiney and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Pechiney Common Shares (and any distributions), all in accordance with the terms and the conditions of the U.S. offer.

The undersigned hereby instructs the Financial Intermediary to tender, or to cause to be tendered, the Pechiney Common Shares as part of the French centralizing procedures within three French trading days after the expiration of the offer period.

The undersigned hereby irrevocably appoints the designees of Alcan, and each of them, the attorneys-in-fact and proxies, each with full power of substitution, to the full extent of such holder's rights with respect to the Pechiney Common Shares tendered hereby which have been accepted for exchange by Alcan and with respect to any distributions. Subject to applicable law, the designees of Alcan will, with respect to the Pechiney Common Shares (and any associated distributions) for which the appointment is effective, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any ordinary, extraordinary or adjourned meeting of Pechiney's shareholders, by written consent in lieu of any such meeting or otherwise. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Pechiney Common Shares. Such appointment is effective upon the acceptance by Alcan of the Pechiney Common Shares tendered. If the U.S. offer is successful, Alcan will be deemed to have accepted for exchange Pechiney Common Shares validly tendered and not withdrawn on the expiration date of the U.S. offer, as set forth in the final results of the U.S. offer published by the French Conseil des marches financiers (the "CMF"). Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given with respect to such Pechiney Common Shares (and any associated distributions) will be revoked, and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). Alcan reserves the right to require that, in order for Pechiney Common Shares to be deemed validly tendered, immediately upon Alcan's exchange of such Pechiney Common Shares, subject to applicable law, Alcan must be able to exercise full voting rights with respect to such Pechiney Common Shares (and any associated distributions), including voting at any meeting of shareholders.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Pechiney Common Shares (and any distributions) tendered hereby and, when the same are accepted for exchange by Alcan, Alcan will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Financial Intermediary or Alcan to be necessary or desirable to complete the sale, assignment and transfer of the Pechiney Common Shares (and any distributions) tendered hereby. In addition, the undersigned will promptly remit and transfer to the Financial Intermediary for the account of Alcan any and all distributions in respect of the Pechiney Common Shares tendered hereby, accompanied by appropriate documentation of transfer; and, pending such remittance or appropriate assurance thereof, Alcan shall be entitled to all rights and privileges as owner of any such distributions and may withhold the entire consideration offered or deduct from the consideration offered the amount or value thereof, as determined by Alcan in its sole discretion.

The undersigned has been informed that an application will be submitted by Alcan to list its Alcan Common Shares on the Premier Marche of the Euronext Paris, subject to the successful completion of the U.S. and French offers.

The undersigned agrees that under no circumstances will interest be paid on the exchange of Alcan Common Shares and cash for Pechiney Common Shares tendered, regardless of any delay in making the exchange or extension of the expiration date for the U.S. offer. The undersigned also understands that, if the offers are withdrawn or lapse, the Pechiney securities that holders tendered in the offers will be promptly returned to such holders, without interest or any other payment being due.

All authority conferred or agreed to be conferred pursuant to this form of acceptance shall not be affected by, and shall survive, the death or incapacity of and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

The undersigned understands that the valid tender of Pechiney Common Shares pursuant to the Procedures described in "The Offers -- Procedures for Tendering Pechiney Securities -- Procedures for Tendering Pechiney Common Shares" of the Prospectus, and the instructions hereto, will constitute a binding agreement between the undersigned and Alcan upon the terms and subject to the conditions of the U.S. offer. The undersigned recognizes that under certain circumstances set forth in the prospectus, Alcan may not be required to accept for exchange any of the Pechiney Common Shares tendered hereby.

The undersigned hereby instructs the Financial Intermediary to issue the check and register the Alcan Common Shares to which is entitled in the name(s) of the holder(s) shown above under "Description of Pechiney Common Shares Tendered." The undersigned hereby instructs the Financial Intermediary to credit the account maintained at Euroclear with any Pechiney Common Shares which are not tendered or are not accepted for exchange. The undersigned recognizes that the Financial Intermediary will not transfer any Pechiney Common Shares which are not exchanged pursuant to the U.S. offer from the name of the registered holder thereof to any other person.

For further information see "The Offers" in the Prospectus.

SUBJECT TO THE TERMS OF THE PROSPECTUS, THIS FORM OF ACCEPTANCE SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND DELIVERY OF PECHINEY COMMON SHARES PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL THE PECHINEY COMMON SHARES IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE FINANCIAL INTERMEDIARY. ALCAN WILL DETERMINE IN ITS SOLE DISCRETION ALL QUESTIONS AS TO THE FORM OF DOCUMENTS, INCLUDING ANY NOTICE OF WITHDRAWAL AND THE VALIDITY, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE OF TENDERED PECHINEY COMMON SHARES. ALCAN'S DETERMINATION WILL BE FINAL AND BINDING ON ALL PARTIES.

                                   IMPORTANT:
                                PLEASE SIGN HERE
             (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW, IF ATTACHED)

(Signature(s) of Holder(s))
--------------------------------------------------------------------------------

Dated:
------------------------------------ , 2003

(Must be signed by registered owner(s) exactly as name(s) appear(s) on Pechiney Common Share certificate(s) or on a security position listing or by person(s) authorized to become registered owner(s) by endorsements, stock powers and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

Name(s)
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity (Full Title)
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)


----------------------------------------------    ----------------------------------------------
        (AREA CODE AND TELEPHONE NO.)              (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

                                  INSTRUCTIONS

           FORMING PART OF THE TERMS AND CONDITIONS OF THE U.S. OFFER

1. DELIVERY OF FORM OF ACCEPTANCE AND SHARES. This form of acceptance is to be completed by shareholders if they are tendering Pechiney Common Shares to a French financial intermediary or U.S. custodian. A manually executed copy of this document may be used in lieu of the original. This form of acceptance properly completed and duly executed, and any other documents required by this form of acceptance, must be received by the Financial Intermediary at one of its addresses set forth herein on or prior to the Expiration Date. If Pechiney Common Shares are forwarded to the Financial
Intermediary in multiple transfers, a properly completed and duly executed form of acceptance must accompany each such transfer.

THE METHOD OF DELIVERY OF THIS FORM OF ACCEPTANCE AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER OF PECHINEY COMMON SHARES. THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE FINANCIAL INTERMEDIARY. IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT SUCH DOCUMENTS BE SENT BY REGISTERED MAIL, PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY.

No alternative, conditional or contingent tenders will be accepted and no fractional Pechiney Common Shares will be accepted for exchange. All tendering holders of Pechiney Common Shares by execution of this form of acceptance (or facsimile thereof) waive any right to receive any notice of the acceptance of their Pechiney Common Shares for exchange.

2. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Pechiney Common Shares should be listed on a separate schedule attached hereto.

3. SIGNATURES ON FORM OF ACCEPTANCE; STOCK POWERS AND ENDORSEMENTS. If this form of acceptance is signed by the registered owners of the Pechiney Common Shares tendered hereby, the signature must correspond to the names as written on the face of the certificates without alteration, enlargement or any other change whatsoever.

If any of the Pechiney Common Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this form of acceptance.

If any of the tendered Pechiney Common Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate forms of acceptance as there are different registrations of certificates.

If this form of acceptance or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Alcan of their authority so to act must be submitted.

If this form of acceptance is signed by the registered owner(s) of the Pechiney Common Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to, or certificates for Pechiney Common Shares not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an eligible institution.

If this form of acceptance is signed by a person other than the registered owner of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by the appropriate stock powers, in either case signed exactly as the name or names of the registered owner or holders appears on the certificate(s). Signatures on such certificates or stock powers must be guaranteed by an eligible institution.

4. TRANSFER TAXES. Alcan will pay or cause to be paid any transfer taxes with respect to the exchange of Pechiney Common Shares not based on income. If, however, a transfer tax is imposed based on income or for any reason other than the exchange of securities in this U.S. offer, then those transfer taxes, whether imposed on the registered holder or any other persons, will not be payable to the tendering holder.

Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Pechiney Common Shares certificates listed in this form of acceptance.

5. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or for additional copies of the Prospectus and the form of acceptance may be directed to the information agent or the dealer managers at their respective telephone numbers and locations set forth below. You may also contact your Financial Intermediary for assistance concerning the U.S. offer.


6. CONDITIONS. THIS U.S. OFFER IS BEING MADE ON THE SAME TERMS AS AN OFFER FOR ALL PECHINEY COMMON SHARES, PECHINEY BONUS ALLOCATION RIGHTS AND PECHINEY OCEANES BEING MADE IN FRANCE AND OTHER JURISDICTIONS OUTSIDE THE UNITED STATES AND CANADA (TO THE EXTENT PERMITTED BY LAW AND REGULATIONS) (THE "FRENCH OFFER"), AND ALCAN WILL NOT BE REQUIRED TO COMPLETE THIS U.S. OFFER UNLESS THE FRENCH OFFER IS COMPLETED. ALCAN'S OBLIGATION TO ACCEPT PECHINEY COMMON SHARES, PECHINEY BONUS ALLOCATION RIGHTS, PECHINEY OCEANES AND PECHINEY ADSS IN THIS U.S. OFFER IS ALSO SUBJECT TO THE CONDITION THAT SECURITIES REPRESENTING A MAJORITY OF THE TOTAL SHARE CAPITAL AND VOTING RIGHTS IN PECHINEY, CALCULATED ON A FULLY DILUTED BASIS ON THE CLOSING DATE OF THE OFFERS, SHALL HAVE BEEN VALIDLY TENDERED AND NOT PROPERLY WITHDRAWN PRIOR TO THE EXPIRATION DATE (THE "MINIMUM SHARE CONDITION").


7. HOLDERS OF PECHINEY BONUS ALLOCATION RIGHTS AND PECHINEY OCEANES. Holders of Pechiney Bonus Allocation Rights who are U.S. holders or Canadian residents have been sent a Pechiney Bonus Allocation Rights form of acceptance and holders of Pechiney OCEANEs who are U.S. holders or Canadian residents have been sent a Pechiney OCEANE form of acceptance. U.S. holders and Canadian residents holders of Pechiney Bonus Allocation Rights and Pechiney OCEANEs may not tender Pechiney Bonus Allocation Rights or Pechiney OCEANEs pursuant to this form of acceptance. If any such holder needs to obtain a copy of the appropriate form of acceptance, such holder should contact the Information Agent at the address and telephone numbers set forth at the end of this form of acceptance. Pechiney Bonus Allocation Rights and Pechiney OCEANEs held by persons who are not U.S. holders or Canadian residents cannot be tendered pursuant to the U.S. offer.

Holders of record of Pechiney ADSs, wherever resident, must use the ADS Letter of Transmittal in order to tender their Pechiney ADSs into the U.S. offer. Holders of Pechiney ADSs evidenced by ADRs have been sent an ADS Letter of Transmittal with the U.S. offer to exchange and may not tender Pechiney ADSs using this Share Form of Acceptance. If any holder(s) of Pechiney ADSs needs to obtain a copy of the ADS Letter of Transmittal, such holder(s) should contact the Information Agent at the address and telephone numbers set forth at the end of this Share Form of Acceptance.

8. NO INTEREST. Under no circumstances will interest be paid on the exchange of Alcan Common Shares and cash, for Pechiney Common Shares tendered, regardless of any delay in making the exchange or extension of the expiration date for the U.S. offer. For further information, see "The Offers" in the Prospectus.


9. EXPIRATION DATE. The expiration date will be November 24, 2003, unless the expiration date of the French offer period is set at a later date or unless the offer is extended, in which case the expiration date shall be the latest date to which the offer is extended. The final expiration date of the French offer has not yet been announced by the CMF and may be later than the date set forth in the prior sentence. The expiration date of the U.S. offer will be aligned with the expiration date of the French offer as established by the CMF. Any extension of the French offer period by the CMF will trigger a corresponding extension of the U.S. offer. In the event that the CMF extends the offer period, Alcan will, on the same day, issue a press release publicizing the CMF's decision and announcing the effects of this decision on the U.S. offer, including the expiration date and time of the extended offer period.


10. SUBSTITUTE FORM W-9. This section applies to you only if your Financial Intermediary has attached a Substitute Form W-9. Under United States federal income tax law, if you tender your Pechiney Common Shares, you may be required to furnish the Financial Intermediary either (i) a properly completed Substitute Form W-9 (below) with your correct taxpayer identification number ("TIN"), if you are a United States holder for U.S. federal income tax purposes (see "Taxation" in the Prospectus), or (ii) a complete and accurate Internal Revenue Service Form W-8, if you are a foreign person.

Use Substitute Form W-9 only if you are a U.S. person for United States federal income tax purposes, including a resident alien individual. You will be subject to United States federal backup withholding at a rate of 28% on the purchase price (including the fair market value of the Alcan Common Shares, if any, that you receive) if (i) you do not furnish your TIN to the requester, (ii) you do not certify your TIN, (iii) the Internal Revenue Service tells the requester that you furnished an incorrect TIN, or (iv) you do not certify to the requester that you are not subject to backup withholding. Certain payees are exempt from backup withholding. See the instructions referred to below on whether you are an exempt payee.

Backup withholding is not an additional tax. You may credit any amounts withheld by backup withholding against your regular United States federal income tax liability or, if backup withholding results in an overpayment of taxes, claim a refund from the Internal Revenue Service.

If you have not been issued a TIN, you may check the box in part I of the Substitute Form W-9 if you have applied for a TIN or intend to apply for a TIN. In that case, you must also complete the Certificate of Awaiting Taxpayer Identification Number attached to this form of acceptance and provide your TIN to the Financial Intermediary within 60 days from the date the exchange agent receives your Certificate of Awaiting Taxpayer Identification Number. The Financial Intermediary will withhold 28% of all payments of the purchase price until you provide a TIN to the Financial Intermediary, unless you have otherwise established an exemption from backup withholding, and will remit such amount to the Internal Revenue Service if a TIN is not furnished within the 60-day period.

You are generally exempt from backup withholding if you are a nonresident alien or a foreign entity (including a disregarded domestic entity with a foreign owner) and give the requester the appropriate completed Form W-8. You will find further information in Internal Revenue Service Publication 515, "Withholding of Tax on Nonresident Aliens and Foreign Entities." You can receive the applicable Form W-8 from the information agent.

If you fail to furnish your correct TIN to the Financial Intermediary, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty. Willfully falsifying certifications or affirmations may subject you to criminal penalties, including fines and/or imprisonment. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

   IMPORTANT: THIS FORM OF ACCEPTANCE OR A MANUALLY SIGNED FACSIMILE THEREOF (TOGETHER WITH CONFIRMATION OF BOOK ENTRY TRANSFER AND ALL OTHER REQUIRED
        DOCUMENTS) MUST BE RECEIVED BY THE FINANCIAL INTERMEDIARY ON OR
                         PRIOR TO THE EXPIRATION DATE.

                 TO BE COMPLETED BY ALL TENDERING SHAREHOLDERS

                              (SEE INSTRUCTION 10)


------------------------------------------------------------------------------------------------

SUBSTITUTE                  Name:
FORM W-9                           -------------------------------------------------------------
DEPARTMENT OF THE TREASURY  Address:
INTERNAL REVENUE SERVICE    -----------------------------------------------------------
                            --------------------------------------------------------------------
REQUEST FOR TAXPAYER        Check appropriate box:
IDENTIFICATION
NUMBER (TIN) AND                  Individual        [ ]
CERTIFICATION
                                  Corporation      [ ]
                                  Partnership      [ ]
                                  Other (specify)  [ ]
PART I. Please provide your taxpayer identification number in   SSN:
the space at right.                                             ------------------------------
Check here if TIN has been applied for:  [ ]                    or
                                                                EIN:
                                                                ------------------------------
PART II. For Payees exempt from backup withholding. See the enclosed "Guidelines for
Certification of Taxpayer Identification Number on Substitute Form W-9."

PART III. CERTIFICATION
Under penalties of perjury, I certify that:
(1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me);
(2) I am not subject to backup withholding because: (a) I have not been notified by the IRS that
    I am subject to backup withholding as a result of a failure to report all interest or dividends or (b) the IRS has notified me that I am no longer subject to backup withholding;
(3) any other information provided on this form is true and correct.
CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the
IRS that you are subject to backup withholding because of underreported interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).
Signature  Date ____________________
____________________________________ , 2003

                  YOU MUST COMPLETE THE FOLLOWING CERTIFICATE
            IF YOU CHECKED THE BOX IN PART I OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, 28 percent of all reportable payments made to me thereafter will be withheld.

Signature  Date  ____________________________

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28%
 OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED
  GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
                        FORM W-9 FOR ADDITIONAL DETAILS.

 FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE
                                    SERVICE.

       GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON
                              SUBSTITUTE FORM W-9

NAME

If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

SOLE PROPRIETOR. Enter your INDIVIDUAL name as shown on your social security card on the "Name" line.

LIMITED LIABILITY COMPANY (LLC). If you are a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Treasury regulations section 301.7701-3, ENTER THE OWNER'S NAME ON THE "NAME" LINE. Enter the LLC's name on the first "Address" line.

OTHER ENTITIES. Enter your business name as shown on required Federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

NOTE: You are requested to check the appropriate box for your status (individual, corporation, etc.).

EXEMPT FROM BACKUP WITHHOLDING

If you are exempt, enter your name as described above and check the appropriate box for your status, then complete part II of the form by entering the category of exempt payees from the list below for which you qualify, sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding.

NOTE: If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

EXEMPT PAYEES. Backup withholding is NOT REQUIRED on any payments made to the following payees:

     1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2);

     2.  The United States or any of its agencies or instrumentalities;

     3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities;

     4. A foreign government or any of its political subdivisions, agencies, or instrumentalities;

     5. An international organization or any of its agencies or instrumentalities;

     6.  A corporation;

     7.  A foreign central bank of issue;


     8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States;


     9. A futures commission merchant registered with the Commodity Futures Trading Commission;

     10.  A real estate investment trust;

     11. An entity registered at all times during the tax year under the Investment Company Act of 1940;

     12.  A common trust fund operated by a bank under section 584(a);

     13.  A financial institution; or

     14. A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker.

PART I.  TAXPAYER IDENTIFICATION NUMBER (TIN)

ENTER YOUR TIN IN THE APPROPRIATE BOX. If you are a RESIDENT ALIEN and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see HOW TO GET A TIN below.

If you are a SOLE PROPRIETOR and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-owner LLC that is disregarded as an entity separate from its owner (see LIMITED LIABILITY COMPANY (LLC) above), enter your SSN (or EIN, if you have one). If the LLC is a corporation, partnership, etc., enter the entity's EIN.

NOTE: See the chart below for further clarification of name and TIN combinations.

HOW TO GET A TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get FORM SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form on-line at WWW.SSA.GOV/ONLINE/SS5.HTML. You may also get this form by calling 1-800-772-1213. Use FORM W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or FORM SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS Web Site at WWW.IRS.GOV.

If you are asked to complete Form W-9 but do not have a TIN, check the box in
Part I ("Check here if TIN has been applied for"), sign and date the form, and give it to the requester. You will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

NOTE: Checking the box means that you have already applied for a TIN OR that you intend to apply for one soon.

CAUTION. A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

PART II.  EXEMPT RECIPIENT CERTIFICATION

If you are an exempt payee, enter the category of exempt payee that applies to you from the list under "Exempt From Backup Withholding" above.

PART III.  CERTIFICATION

To establish to the exchange agent that you are a U.S. person, or resident alien, sign Form W-9. For a joint account, only the person whose TIN is shown in
Part I should sign. Exempt recipients, see EXEMPT FROM BACKUP WITHHOLDING above.

WHAT NAME AND NUMBER TO GIVE THE REQUESTER

------------------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                         GIVE NAME AND SSN OF:
------------------------------------------------------------------------------------------------------
1.  Individual                                      The individual
2.  Two or more individuals (joint account)         The actual owner of the account or, if combined
                                                    funds, the first individual on the account(1)
3.  Custodian account of a minor (Uniform Gift to   The minor(2)
    Minors Act)
4.  a.  The usual revocable savings trust (grantor  The grantor-trustee(1)
        is also trustee)
    b.  So-called trust account that is not a       The actual owner(1)
        legal or valid trust under state law
5.  Sole proprietorship or single-owner LLC         The owner(3)

------------------------------------------------------------------------------------------------------
FOR THIS TYPE OF ACCOUNT:                                         GIVE NAME AND EIN OF:
------------------------------------------------------------------------------------------------------
6.  Sole proprietorship or single-owner LLC         The owner(3)
7.  A valid trust, estate or pension trust          Legal entity(4)
8.  Corporate or LLC electing corporate status on   The corporation
    Form 8832
9.  Association, club, religious, charitable,       The organization
    educational, or other tax-exempt organization
10. Partnership or multi-member LLC                 The partnership
11. A broker or registered nominee                  The broker or nominee
12. Account with the Department of Agriculture in   The public entity
    the name of a public entity (such as a state
    or local government, school district, or
    prison) that receives agricultural program
    payments
------------------------------------------------------------------------------------------------------

NOTE: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

PRIVACY ACT NOTICE

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA or Archer MSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.
---------------
1 List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

2 Circle the minor's name and furnish the minor's SSN.

3 YOU MUST SHOW YOUR INDIVIDUAL NAME, but you may also enter your business or "DBA" name. You may use either your SSN or EIN (if you have one).

4 List first and circle the name of the legal trust, estate, or pension trust.
  (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Questions and requests for assistance or for additional copies of the prospectus may be directed to the information agent at the telephone number and location listed below. You may also contact your French financial intermediary or U.S. custodian for assistance concerning the offer.

                  THE INFORMATION AGENT FOR THE U.S. OFFER IS:

                             D.F. KING & CO., INC.
                                 48 Wall Street
                            New York, New York 10005

                     Banks and Brokers Call: (212) 269-5550
                         Call Toll Free: (800) 488-8035

                   THE DEALER MANAGER FOR THE U.S. OFFER IS:

                                 MORGAN STANLEY
                       Morgan Stanley & Co. Incorporated
                                 1585 Broadway
                            New York, New York 10036
                                 (212) 761-7018


October 27, 2003